                                                                     Exhibit 4.1

                               VitaminShoppe.com(TM)

NUMBER                                                         SHARES
A-                            VitaminShoppe.com, Inc.

     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                           CUSIP 92848M 10 4
          TOTAL AUTHORIZED ISSUE 30,000,000 SHARES OF   SEE REVERSE FOR CERTAIN
              CLASS A COMMON STOCK PAR VALUE $0.01             DEFINITIONS




THIS CERTIFIES THAT






IS THE OWNER OF





    FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF VitaminShoppe.com, Inc. (hereinafter the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


    Dated:


/s/ Jeffrey Horowitz         [VitaminShoppe.com         /s/ Larry M. Segall
                               CORPORATE SEAL
CHAIRMAN OF THE BOARD OF           1999                 CHIEF FINANCIAL OFFICER,
DIRECTORS                        DELAWARE]               TREASURER AND SECRETARY


COUNTERSIGNED AND REGISTERED:
    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                    TRANSFER AGENT
                                     AND REGISTRAR
BY


                                AUTHORIZED OFFICER

                             VITAMINSHOPPE.COM,INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT - ___________ Custodian ______________
                               (Cust)                  (Minor)

                             under Uniform Gifts to Minors
                             Act ___________________
                                       (State)

    Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


____________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____________________________________________________________________________

____________________________________________________________________________

_____________________________________________________________________ shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________


                                    ________________________________________
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.